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                                                                    Exhibit 23.1


                          Independent Auditors' Consent

We consent to the incorporation by reference in this Registration Statement of Concorde Career Colleges, Inc. on Form S-8 of our report dated February 25, 2003, referenced in the Annual Report on Form 10-K of Concorde Career Colleges, Inc. for the year ended December 31, 2002.



                                                      BKD, LLP



Kansas City, Missouri
October 1, 2003